EXHIBIT 24.2
                                TAMPA ELECTRIC COMPANY
                    Transcript from Records of Board of Directors
                                   January 18, 1994

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                    RESOLVED, that the preparation and filing with the
               Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits thereto and containing the information required by such form and any additional information as the officers of
               the  Company,  with   the  advice   of  counsel,   deem
               necessary,   advisable   or   appropriate  are   hereby
               authorized and approved; that the Chairman of the Board, President, any Vice President and the Treasurer of the Company be, and each of them acting singly hereby is, authorized in the name and on behalf of the Company to execute said Annual Report and cause it to be filed with the Securities and Exchange Commission; and that the execution thereof by the directors and certain officers of the Company as required by the Securities Exchange Act of 1934, as amended, be and is hereby authorized; provided, however, that the officers referred to above and the directors of the Company be, and each of them hereby is, authorized to execute said Annual Report through or by L. L. Lefler, D. R. Pokross, Jr. or R. H. Kessel, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Company's general counsel.

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               I, R. H. Kessel, hereby certify that I am Secretary of Tampa

          Electric Company,  a Florida corporation; and  that the foregoing is a true,  correct and  complete copy of  a certain  resolution,

          duly adopted  by the  Board of  Directors of  said  Company at  a

          Regular Meeting of said Board held on January 18, 1994.

               I further certify that said resolution has not been altered,

          amended or rescinded  and that the same is now  in full force and effect.

               IN WITNESS WHEREOF,  I have  hereunto set my  hand and  have affixed the corporate seal of said Company this 2nd day of March,

          1994.

                                                /s/ R. H. Kessel
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                                                   Secretary
                                             TAMPA ELECTRIC COMPANY
          (CORPORATE SEAL)

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